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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES AND EXCHANGE ACT OF 1934

                                     July 6, 2004
                   Date of Report (Date of earliest event reported)

                                   FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
     executive offices)

                                    (714) 327-3400
                 (Registrant's telephone number, including area code)

                                          N/A
             (Former Name or Former Address, if Changed Since Last Report)

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Item 7.        Financial Statements and Exhibits.

   (c)         Exhibits

Exhibits:      Description of Document
   99.1        Press Release dated July 6, 2004.

Item  12.      Disclosure of Results of Operations ans Financial Condition.

     On July 6,  2004,  we issued a press  release,  which  sets  forth  certain preliminary  results of our  operations  for the quarter  ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Such information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended,  and is not incorporated by reference into any filing of the company, whether made before or after the date hereof,  regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          FILENET CORPORATION

Date:    July 6, 2004
                                          By:    /s/  Sam M. Auriemma
                                          Name:  Sam M. Auriemma
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

EXHIBIT INDEX

Exhibits:        Description of Document
  99.1           Press Release dated July 6, 2004.

                                                                    Exhibit 99.1

                                                      [FileNet Corporation Logo]
FOR IMMEDIATE RELEASE

                          FileNet Announces Preliminary
                        Second Quarter Financial Results

COSTA MESA,  Calif.--  July 6, 2004--  FileNet  Corporation  (Nasdaq:  FILE),  a
leading  provider  of  enterprise  content  management  (ECM)  solutions,  today announced  preliminary  financial  results for the second quarter ended June 30,
2004.

The  company  expects  to report  total  revenue  in the range of $93.0 to $95.0 million.  Software  revenue  is  expected  to be in the  range of $32.0 to $33.0 million.  Earnings per share,  on a GAAP basis,  are expected to be between $.03 and $.05 per diluted share.  Cash and  investments at June 30, 2004 are expected to be approximately $299.5 million with no long-term debt.

"Although our overall revenue is expected to be up  approximately  seven percent from a year ago, we are  disappointed in our revenue  performance  this quarter.
Our results were impacted by a significant  number of opportunities that did not close as we expected," stated Lee Roberts,  FileNet's chairman and CEO. "Despite this delay in purchasing  decisions,  we continue to see positive indications of demand for ECM, and we remain confident in our long-term  strategy for expanding our leadership position in the ECM market."

Conference Call -July 7, 2004

FileNet  will hold a brief  conference  call  tomorrow,  July 7, 2004 at 7:00 am
Pacific Time to discuss  preliminary  results.  To listen to the call live, dial
(800) 299-9630. The conference call ID number for the call is 43466834. A replay of the call will be available from approximately 10:00 a.m. PT on July 7 through midnight  PT on July 14. To listen  to the  replay,  dial  (888)  286-8010.  The conference call ID number for the replay is 16250314. The call will be broadcast live over the Internet.  To listen to the event via the Internet,  please follow the instructions  that will be available on the investor  relations'  section of
FileNet's Web site at  http://www.filenet.com.  A replay of the Web cast will be available  for an  extended  period of time.

The company  emphasized that the results are preliminary and that actual results could vary when the company  reports  final  earnings for the second  quarter on
July 19, 2004 at 7:00 a.m. Pacific Time.

About FileNet

FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining  their  business  processes,  and  providing the  full-spectrum  of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

Investor Contact:
Greg Witter
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:
Tom Hennessey
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com